UNITED STATES SECURITIES

AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 9, 2014

STEVIA FIRST CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-53832	75-3268988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5225 Carlson Rd. Yuba City, California	95993
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (530) 231-7800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 9, 2014, Stevia First Corp. (the “Company”) made an offer (the “Early Exercise Offer”) to each holder of the Company’s outstanding Series C Warrants, which were originally issued on June 28, 2013, to, subject to certain conditions as described below, (a) reduce the exercise price of the Series C Warrants held by such holder, and (b) issue a new warrant (the “New Warrant”) to such holder to purchase additional shares of the Company’s common stock. The Company sent a letter to all holders of any outstanding Series C Warrants informing them of the Early Exercise Offer on September 9, 2014 (the “Offer Letter”).

Under the terms of the Early Exercise Offer, the holders of the Series C Warrants were entitled to exercise all of their Series C Warrants on or before September 10, 2014, at an exercise price of $0.40 per share, which represented a reduction of $0.02 per share from the $0.42 per share exercise price set forth in the Series C Warrants. Each holder that elected to participate in the Early Exercise Offer was issued the number of shares of the Company’s common stock underlying such exercised Series C Warrant and a New Warrant to purchase up to the same number of shares of the Company’s common stock as such holder was permitted to purchase under the Series C Warrant as originally issued to such holder. The terms and conditions of the New Warrants are the same as those set forth in the Series C Warrants as originally issued, except that: (a) the initial exercise date is September 10, 2014 rather than June 28, 2013; (b) the New Warrants have an exercise term of five years rather than nine months; (c) the exercise price of the New Warrants is $0.45 per share rather than $0.60 per share; and (d) the New Warrants and the shares of common stock underlying such warrants are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and are restricted securities. The New Warrants are exercisable immediately upon issuance and contain certain exercise limitations, such that, except in certain limited circumstances, a holder of a New Warrant may not exercise such warrant if the exercise would result in the holder becoming the beneficial owner of more than 4.99% of the number of shares of the Company’s common stock outstanding immediately after giving effect to the exercise. The New Warrants also provide for the adjustment of the exercise price and/or number of shares issuable upon exercise thereof in connection with stock dividends and splits, subsequent rights offerings, pro rata distributions to the Company’s common stockholders and subsequent equity sales by the Company at an effective price lower than the then-current exercise price of the New Warrants. In addition, the New Warrants are exercisable pursuant to a cashless exercise clause at any time that the underlying common stock is not registered under the Securities Act.

As of September 9, 2013, there were outstanding Series C Warrants to purchase an aggregate of 3,676,472 shares of the Company’s common stock, representing approximately 5.5% of the currently issued and outstanding 67,206,570 shares of the Company’s common stock. Holders of all of the outstanding Series C Warrants elected to participate in the Early Exercise Offer, resulting in gross proceeds to the Company of approximately $1,470,000. The Company expects that it will use such proceeds for research and development related to stevia production and for working capital and general corporate purposes, including general development efforts.

The foregoing is only a brief description of the Early Exercise Offer and the New Warrants, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Series C Warrant, the Offer Letter and the New Warrant. The form of the Series C Warrant is filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-1/A filed with the Securities and Exchange Commission on June 4, 2013, the Offer Letter to the Series C Warrant holders describing the Early Exercise Offer is filed as Exhibit 4.1 to this Current Report on Form 8-K, and the form of the New Warrant is filed as Exhibit 10.1 to this Current Report on Form 8-K, and each is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above is incorporated by reference into this Item 3.02. The issuance and sale of the New Warrants and the shares of the Company’s common stock issuable upon exercise thereof (the “Securities”) has not been registered under the Securities Act. The Securities have been and will be sold in reliance upon exemptions from registration under and afforded by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act, based on the following facts: each of the recipients of a New Warrant has represented that it is an accredited investor as defined in Rule 501 promulgated under the Securities Act and that it has acquired or will acquire the Securities for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities laws; the Company used no advertising or general solicitation in connection with the issuance and sale of the Securities; and the Securities have been and will be issued as restricted securities. The Securities may not be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws. This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy the Securities.

Item 3.03 Material Modifications to Rights of Security Holders.

The information contained in Item 1.01 above is incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
4.1	Offer Letter to Series C Warrant holders dated September 9, 2014.
10.1	Form of Common Stock Purchase Warrant

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks, uncertainties and assumptions, such as statements regarding the Company’s planned use of the proceeds it has received as a result of the Early Exercise Offer and the extent and timing of any potential future exercise of the New Warrants. Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors including, but not limited to, the Company’s research and development activities relating to its product candidates, the Company’s ability to obtain required regulatory approvals to commercialize any of its product candidates, competitive factors in the Company’s industry and market and other general economic conditions. The forward-looking statements made herein are based on the Company’s current expectations, assumptions and projections, which could prove to be incorrect. The forward-looking statements made herein speak only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law. The Company’s Annual Report Form 10-K filed with the Securities and Exchange Commission on June 30, 2014 contains additional risk factors that may cause actual results to differ materially from the forward-looking statements contained in this Current Report on Form 8-K, and you should carefully consider the risks and uncertainties described in that Annual Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEVIA FIRST CORP.

Dated: September 11, 2014	By:	/s/ Robert Brooke
Name: Robert Brooke
Title: Chief Executive Officer

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